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                                                                   Exhibit 99.2

                        MONITRONICS INTERNATIONAL, INC.

                         NOTICE OF GUARANTEED DELIVERY
                            To Tender for Exchange
           All Outstanding 113/4% Senior Subordinated Notes due 2010
           in Exchange for 113/4% Senior Subordinated Notes due 2010
       Pursuant to the Exchange Offer and Prospectus dated       , 2003

   As set forth in the Prospectus, dated ______, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus") of Monitronics International, Inc. (the "Company") under the caption "Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal to Tender 113/4% Senior Subordinated Notes due 2010 of the Company, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 113/4% Senior Subordinated Notes due 2010 (the "Old Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer--Procedures for Tendering" in the Prospectus.

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

              The Bank of New York Trust Company of Florida, N.A.

              By Hand, Certified Mail
               or Overnight Courier:         By Facsimile:
                                             (214) 880-8241
                The Bank of New York
                  Trust Company of
                   Florida, N.A.
              600 Pearl Street, Suite      Confirm Receipt of
                        420             Facsimile by Telephone:
                Dallas, Texas 75201          (214) 880-8229
              Attn: Patrick T. Giordano
               Phone: (214) 880-8229
                Fax: (214) 880-8241

    Originals of all documents sent by facsimile should be sent promptly by registered
         or certified mail, by hand, or by overnight delivery service.

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION HEREOF VIA FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

   The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 P.M., New York City time, on ________, 2003, unless extended.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

 Name(s) of Registered
   Holders(s):                                        ------------------------

                                                      ------------------------
                                                      (Please Print or Type)

 Address:
                           ---------------------------------------------------

                           ---------------------------------------------------
                                           (Include Zip Code)
 Telephone Number:
                           ------------------------
                             (Include Area Code)
                  Certificate Nos.         Principal Amount of
                   (if available)           Outstanding Notes
                                                Tendered*

              ------------------------   ------------------------

              ------------------------   ------------------------

              ------------------------   ------------------------

              ------------------------   ------------------------

              Signatures of Registered Holder(s) or Authorized
                Signatories:

              ------------------------   ------------------------
              (Authorized Signature)     (Authorized Signature)

              ------------------------   ------------------------
              (Print Name)               (Print Name)

              ------------------------   ------------------------
              (Title or Capacity, if     (Title or Capacity, if
                applicable)                applicable)

              Dated:

              [_]  The Depository Trust Company
                  (Check if Outstanding Notes will be tendered
                by book-entry transfer)

              Account Number:

              *Must be in integral multiples of $1,000 principal
                amount.
            THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

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                                   GUARANTEE
                   (Not to be used for signature guarantees)

   The undersigned, a member firm of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, hereby guarantees that the undersigned will deliver to the Exchange Agent, the certificates representing the Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof or an agent's message in lieu thereof) and any other required documents, all within five business days after the Expiration Date.


                           Name of Firm:

                           Address:

                           Area Code and Telephone No.:

                           Authorized Signature:

                           Name:

                           Title:

                           Dated:


NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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